STOCK PURCHASE AGREEMENT


           THIS STOCK PURCHASE AGREEMENT (this "Agreement") made and entered into July 11, 2002 is made by and among SALANT CORPORATION (the "Company"), DEUTSCHE BANK TRUST COMPANY AMERICAS, as Master Trustee of the Hughes Retirement Plans Trust (the "Seller"), and Hughes Investment Management Company ("HIMCO").

           WHEREAS, HIMCO has the authority to invest certain assets of the Hughes Retirement Plans Trust (the "Hughes Trust"), including the Purchased Shares (defined below);

           WHEREAS, the Seller is a directed trustee of the Hughes Trust and acts solely at the direction of HIMCO as to the Purchased Shares;

           WHEREAS, HIMCO desires to cause the Seller to sell to the Company, and the Company desires to purchase from the Seller, certain shares of common stock, par value $1.00 per share, of the Company ("Common Stock") on the terms and conditions set forth in this Agreement;

           WHEREAS, prior to entering into this Agreement, HIMCO and the Company shall have entered into a confidentiality agreement, dated as of July 11, 2002 (the "Confidentiality Agreement", together with this Agreement, the "Transaction Documents");

           NOW,  THEREFORE,   in  consideration  of  the  premises,   covenants,
representations, warranties and mutual agreements herein set forth, the parties hereto agree as follows:

                                    ARTICLE I

                                Purchase and Sale

              1.01 Purchase and Sale. At the Closing, the Company hereby agrees to purchase from the Seller, and the Seller hereby agrees to sell to the Company, 1,118,942 shares of Common Stock (the "Purchased Shares") at a purchase price of $2.50 per share for an aggregate purchase price of $2,797,355 (the "Purchase Price").

              1.02 Closing. The closing of the purchase and sale of the Purchased Shares contemplated by this Agreement (the "Closing") shall take place on a day mutually agreed to by HIMCO and the Company, but no later than by 2 pm (eastern time) July 17, 2002, provided, however, that HIMCO, the Seller, and the Company shall have executed and delivered this Agreement no later than 5 pm (eastern time) July 15, 2002.

              1.03 Payment of Purchase Price; Delivery of Purchased Shares. On the Closing date (i) the Company shall transfer the Purchase Price to Mellon Investor Services (together with its affiliates, "Mellon") and instruct Mellon to input a Receive Versus Payment ("RVP") transaction for settlement through its Depository Trust Company ("DTC") Account #954 (the "Mellon Account"); (ii) HIMCO shall direct the Seller to input a Deliver Versus Payment ("DVP") transaction for settlement through the Seller's DTC Account #903; and (iii) upon DTC's receipt of both the DVP and the RVP, DTC shall deposit the Purchase Price into the Seller's DTC account and simultaneously transfer the Purchased Shares to the Mellon Account.

                                   ARTICLE II

                  Representations and Warranties of the Seller

              The Seller represents and warrants to the Company as of the date hereof and as of the date of Closing.

              2.01 Authority; Authorization; No Conflicts, Etc. The Seller has all requisite corporate power and authority to enter into this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance by the Seller of this Agreement will not violate any provision of any law, order, judgment or decree applicable to the Seller, or conflict with any agreement to which the Seller is a party. No consents, or authorizations of third parties are needed for the performance by the Seller of its obligations under this Agreement.

              2.02 Ownership of the Shares. The Seller has full title to the Purchased Shares to be sold by it pursuant to this Agreement, and such Purchased Shares are validly issued, fully paid and nonassessable. Upon consummation of the transactions contemplated by this Agreement, the Company will obtain full title to all of the Purchased Shares, free and clear of any liens or encumbrances, and with no defects of title whatsoever.

              2.03 No Brokers or Finders. Neither the Seller, nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transaction contemplated by this Agreement.

              2.04 Relationship to HIMCO. The Seller is a directed trustee of the Hughes Trust and acts solely at the direction of HIMCO as to the Purchased Shares.


                                   ARTICLE III

                     Representations and Warranties of HIMCO

              HIMCO represents and warrants to the Company as of the date hereof and as of the date of Closing.

              3.01 Authority; Authorization; No Conflicts, Etc. HIMCO has all requisite corporate power and authority to enter into the Transaction Documents. The Transaction Documents constitute the legal, valid and binding obligation of HIMCO, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance by HIMCO of the Transaction Documents will not violate any provision of any law, order, judgment or decree applicable to HIMCO, or conflict with any agreement to which HIMCO is a party. No consents, or authorizations of third parties are needed for the performance by HIMCO of its obligations under the Transaction Documents.

              3.02 No Brokers or Finders. Neither HIMCO, nor any of its officers, directors, employees or stockholders has employed any broker or finder in connection with the transaction contemplated by this Agreement.

              3.03 Relationship to Seller. HIMCO has the authority to direct the Seller to sell the Purchased Shares. The Seller is a directed trustee of the Hughes Trust and acts solely at the direction of HIMCO as to the Purchased Shares.

                                   ARTICLE IV

                  Representations and Warranties of the Company

              4.01 Authority; Authorization; No Conflicts, Etc. The Company has all requisite corporate power and authority to enter into the Transaction Documents. The Transaction Documents constitute the legal, valid and binding obligation of the Company, enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance by the Company of the Transaction Documents will not violate any provision of any law, order, judgment or decree applicable to the Company, or conflict with any agreement to which the Company is a party. No consents, or authorizations of third parties are needed for the performance by the Company of its obligations under the Transaction Documents.

                                    ARTICLE V

                                  Miscellaneous

                  5.01 Entire Agreement. The Transaction Documents represent the entire agreement of the Company and HIMCO, and this Agreement represents the entire agreement of the Company and Seller and, in each case, supersede all prior agreements and understandings, relating to the subject matter hereof, and the terms of such agreements may not be modified, amended, altered or supplemented except by an agreement in writing signed by the parties hereto.

                  5.02 Binding Effect; Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns. Neither party may assign its rights, duties or obligations hereunder in whole or in part.

                  5.03 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same document, provided that, a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  5.04 Amendment and Waiver. No amendment of this Agreement shall be binding unless the same shall be in writing and duly executed by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar).

                  5.05 Governing Law; Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York regardless of the laws that might otherwise govern under principles of conflict of laws applicable thereto.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                        SALANT CORPORATION


                        By: /s/ Michael J. Setola
                                Name: Michael J. Setola
                                Title: CEO


                        DEUTSCHE BANK TRUST COMPANY AMERICAS, as Master Trustee of the Hughes Retirement Plans Trust


                        By: /s/ James F. Shanley
                                Name: James F. Shanley
                                Title: Vice President


                        HUGHES INVESTMENT MANAGEMENT COMPANY


                        By: /s/ G. M. Watry
                                Name: G. M. Watry
                                Title: Portfolio Manager